UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2011
Date of Report (Date of earliest event reported)

CITY CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	33-5902	22-2774460
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

233 S. Wacker Drive, 84th Floor, Chicago, IL		60606
(Address of principal executive offices)		(Zip Code)

(520) 940-2088
Registrant's telephone number, including area code

5816 Corporate Avenue, Suite 120, Cypress, CA, 90630
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Change of Address:

City Capital Corporation
The Willis Tower
233 S. Wacker Drive, 84th floor
Chicago, IL 60606

Web addresses:
Erxenergy.com
Citycapitalcorporation.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

City Capital Corporation

Date: May 16, 2011	By:	/s/ Jeff Smuda
Jeff Smuda
Chief Executive Officer